EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. § 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Erik Vonk, Chief Executive Officer of Gevity HR, Inc., hereby certify that: (a) the attached Annual Report on Form 10-K of Gevity HR, Inc. for the period ended December 31, 2002 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (b) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Gevity HR, Inc.

Date: March 28, 2003

/s/    ERIK VONK

Erik Vonk

Chief Executive Officer